Exhibit 32.02

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Rosemarie Mecca, Chief Financial Officer (principal financial officer) of Laureate Education, Inc. (the “Registrant”), certify that to the best of my knowledge, based upon a review of Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K for the period ended December 31, 2005 of the Registrant as filed with the Securities and Exchange Commission on the date hereof (the “Report”) that:

(1)           The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Rosemarie Mecca
Rosemarie Mecca

Date: March 23, 2006